UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 22, 2016

Commission File No. 1-8180	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number TECO ENERGY, INC.	I.R.S. Employer Identification Number 59-2052286

(a Florida corporation)

TECO Plaza

702 N. Franklin Street

Tampa, Florida 33602

(813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

See the press release dated June 22, 2016, attached as Exhibit 99.1 and incorporated herein by reference, regarding the approval by the New Mexico Public Regulation Commission of Emera Inc.’s pending acquisition of TECO Energy, Inc. and the anticipated timing of closing of the transaction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated June 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2016		TECO ENERGY, INC.
(Registrant)

	By:	/s/ David E. Schwartz
David E. Schwartz
Vice President-Governance, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release dated June 22, 2016.